(a series of Northern Lights Fund Trust III)

Supplement dated June 21, 2021
to the Prospectus dated February 1, 2021

Effective June 21, 2021, shareholders of the Marathon Value Portfolio (the “Fund”) approved Kovitz Investment Group Partners, LLC (“Kovitz”) as adviser to the Fund. Therefore, all references to Gratus Capital, LLC in the Fund’s prospectus are replaced with Kovitz. Additionally, effective June 21, 2021, Kovitz has agreed to reduce the Fund’s management fee from 1.10% to 0.99% of the Fund’s average daily net assets.

Accordingly, the following sections of the Fund’s prospectus have been supplemented or restated, as shown below.

The following replaces the “Fees and Expenses of the Fund” portion of the “Fund Summary” section of the Prospectus.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	NONE
Redemption Fee	NONE

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.99%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.99%
(1)	The Fund’s adviser, Kovitz Investment Group Partners, LLC (“Kovitz” or the “Adviser”) provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions) in return for a “universal fee.”

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$101	$315	$547	$1,213

In addition, the “Investment Adviser” subsection of the section entitled “Management” on page 9 of the Prospectus is replaced with the following:

Investment Adviser

Kovitiz Investment Group Partners, LLC (“Kovitz”), 71 S. Wacker Dr., Suite 1860, Chicago, IL 60606 has served as investment adviser to the Fund since June 21, 2021. Kovitz is a registered investment adviser that provides investment advice primarily to high net worth individuals and institutional clients. The Adviser is an indirect wholly owned subsidiary of Focus Financial Partners, LLC. As of May 31, 2021, Kovitz had approximately $7.1 billion in assets under management.

The Adviser provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions noted below) in return for a “universal fee.” For its services to the Fund, the Adviser is entitled to receive an annual fee equal to 0.99% of the Fund’s average daily net assets. The Fund, not the Adviser, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, such as litigation, and any 12b-1 fees.

During the fiscal year ended September 30, 2020, the Fund incurred advisory fees in total of 1.10% of its average net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement will be included in the Fund’s annual report dated September 30, 2021.

Investment Adviser Portfolio Manager

As of June 21, 2021, Mitchell A. Kovitz, Jonathan A. Shapiro and Joel D. Hirsh have been primarily responsible for the day-to-day management of the Fund.

Portfolio Management Team:

•	Mitchell A. Kovitz, CFA, CPA, Portfolio Manager of the Fund as the Chief Executive Officer, Principal and Portfolio Manager of the Adviser since January 1, 2016 and the Portfolio Manager of the Fund since June 21, 2021.
•	Jonathan A. Shapiro, MBA, CFA, Portfolio Manager of the Fund as a Principal and Portfolio Manager of the Adviser since January 1, 2016 and the Portfolio Manager of the Fund since June 21, 2021.
•	Joel D. Hirsh, CFA, Portfolio Manager of the Fund as a Principal and Portfolio Manager of the Adviser since January 1, 2016 and the Portfolio Manager of the Fund since June 21, 2021.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated February 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-788-6086.

Please retain this Supplement for future reference.

(a series of Northern Lights Fund Trust III)

Supplement dated June 21, 2021
to the Prospectus dated February 1, 2021

Effective June 21, 2021, shareholders of the Marathon Value Portfolio (the “Fund”) approved Kovitz Investment Group Partners, LLC (“Kovitz”) as adviser to the Fund. Therefore, all references to Gratus Capital, LLC in the Fund’s statement of additional information (“SAI”) are replaced with Kovitz. Additionally, effective June 21, 2021, Kovitz has agreed to reduce the Fund’s management fee from 1.10% to 0.99% of the Fund’s average daily net assets.

The following replaces the first and second paragraphs of the “Investment Adviser” section on page 14 of the SAI:

The Adviser. Kovitz is a Delaware limited liability company located at 71 S. Wacker Dr., Suite 1860, Chicago, IL 60606. Kovitz is a registered investment adviser that provides investment advice primarily to high net worth individuals and institutional clients. The Adviser is an indirect wholly owned subsidiary of Focus Financial Partners, LLC. As of May 31, 2021, Kovitz had approximately $7.1 billion in assets under management.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser is responsible for managing the Fund’s investments, subject to oversight by the Board. The Adviser provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions noted below) in return for a “universal fee.” For its services to the Fund, the Adviser is entitled to receive an annual fee equal to 0.99% of the Fund’s average daily net assets. The Fund, not the Adviser, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, such as litigation, and any 12b-1 fees. The Agreement for the Fund was approved subject shareholder approval by the Board at a meeting held on February 16-17, 2021. A discussion regarding the basis for the Board’s most recent approval of the Agreement will be included in the Fund’s next semi-annual or annual report.

Additionally, the following replaces the “Portfolio Manager” section on page 15 of the SAI:

Portfolio Managers

The Adviser’s Investment Team is responsible for managing the Fund. The members of the Investment Team are: Mitchell A. Kovitz, Jonathan A. Shapiro, and Joel D. Hirsh (“Portfolio Managers”). As of October 31, 2020, the Portfolio Managers were responsible for managing the following types of accounts, in addition to the Fund (figures are approximate):

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mitchell A. Kovitz	Investment Companies: 1	Investment Companies: $78 million	Investment Companies: 0	Investment Companies: $0

	Pooled Investment Vehicles: 2 Other Accounts: 4,000	Pooled Investment Vehicles: $202 million Other Accounts: $4 billion	Pooled Investment Vehicles: 2 Other Accounts: 0	Pooled Investment Vehicles: $202 million Other Accounts: $0
Jonathan A. Shapiro	Investment Companies: 1 Pooled Investment Vehicles: 2 Other Accounts: 4,000	Investment Companies: $78 million Pooled Investment Vehicles: $202 million Other Accounts: $4 billion	Investment Companies: 0 Pooled Investment Vehicles: 2 Other Accounts: 0	Investment Companies: $0 Pooled Investment Vehicles: $202 million Other Accounts: $0
Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Joel D. Hirsh	Investment Companies: 1 Pooled Investment Vehicles: 2 Other Accounts: 4,000	Investment Companies: $78 million Pooled Investment Vehicles: $202 million Other Accounts: $4 billion	Investment Companies: 0 Pooled Investment Vehicles: 2 Other Accounts: 0	Investment Companies: $0 Pooled Investment Vehicles: $202 million Other Accounts: $0

Compensation: Mr. Kovitz and Mr. Hirsh receive an annual base salary and other compensation from a separate company that provides management services to Adviser (the “Management Co.”), which receives a management fee from the Adviser. Mr. Kovitz and Mr. Hirsh each have ownership interests in the Management Co. They may receive distributions from the Management Co., which may come indirectly from profits generated by the Adviser. Mr. Shapiro receives a base salary and may receive performance compensation from the Adviser.

Certain Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as they use for other clients and because the Adviser manages assets for other clients. This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an investment for the Fund and do not include such investment in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. Each Portfolio Manager carries on investment activities for other clients and may also carry on investment activities for his own account(s) and/or the accounts of family members, and therefore will not be devoting all of his or her efforts to the management of the Fund. As a result of these activities, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

Ownership of Fund Shares: As of October 31, 2020, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager                      Dollar Range of Equity Securities in the Fund

Mitchell A. Kovitz                                $None

Jonathan A. Shapiro                             $None

Joel D. Hirsh                                        $None

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You should read this Supplement in conjunction with the Fund’s Statement of Additional Information, dated February 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-788-6086.

Please retain this Supplement for future reference.